PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET

	December 31,
	2022	2021
	(in thousands)
Land	$23,988	$25,139
Buildings	55,542	60,384
Machinery and equipment	51,374	56,275
Assets in progress	8,458	5,417
Others	8,679	10,863
Total	148,041	158,078
Less accumulated depreciation	(47,514)	(48,602)
Total	$100,527	$109,476